UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 12, 2026
Vylor Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-43376	41-2930124
(State or other jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

7100 NW 62nd Avenue,
Johnstown, Iowa 50131
(Address of principal executive offices)(Zip Code)

(515) 535-3200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VYLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01     Financial Statements and Exhibits

(b) Pro forma financial information

On October 1, 2026, Corteva, Inc., (“Corteva”) completed its previously announced separation of Corteva’s Seed Business into an independent publicly traded company, Vylor Inc. (“Vylor” or “the Company“) through a pro rata dividend in-kind of all of the then-issued and outstanding shares of common stock of Vylor to holders of Corteva’s common stock as of the close of business on September 24, 2026 (the “spin-off” or the "Vylor Separation"). Irrespective of the legal form of the spin-off, in which Vylor (inclusive of the Seed Business) is the legal spinnee in the transaction, Vylor is treated as the accounting spinnor and, therefore, is the accounting successor to Corteva subsequent to the spin-off. Vylor has been identified as the accounting spinnor given, among other factors, Vylor’s relative significance to Corteva’s historical Crop Protection Business. As a result, the historical consolidated financial statements of Corteva became the historical financial statements of Vylor for the periods prior to the spin-off.

The following supplemental unaudited Pro Forma Consolidated Financial Statements of Vylor are attached hereto and incorporated herein by reference:
•The unaudited Pro Forma Consolidated Financial Statements of Vylor as of September 30, 2026, and for the three-and-nine month periods ended September 30, 2026 and 2025, giving effect to the spin-off and ancillary transactions including those related to Vylor’s capital structure after the spin-off, as required by Article 11 of Regulation S-X, are attached hereto as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

Vylor and its representatives may from time to time make written or oral statements that are “forward-looking” and provide other than historical information, including statements contained in this Current Report on Form 8-K, in Vylor’s other filings with the Securities and Exchange Commission ("SEC"), and in presentations, reports or letters to its stockholders.

This Current Report on Form 8-K contains certain estimates and forward-looking statements. Words such as “plans,” “outlook,” “will,” “is designed to,” “is confident that,” “expect,” “expects,” “should,” “could,” “may,” “will continue to,” “believe,” “believes,” “anticipates,” “predicts,” “forecasts,” “estimates,” “projects,” “potential,” “intends,” or other words of similar meaning are intended to identify forward-looking statements. All statements that address expectations or projections about the future, including statements about our financial results or outlook; strategy for growth; product development; pipeline value estimates; regulatory approvals; market position; industry size and growth estimates; assumptions regarding planted acreage, commodity prices, currency rates, and market conditions; capital allocation strategy; licensing and royalty income targets; liquidity; sustainability targets and initiatives; the anticipated benefits of acquisitions, restructuring actions, or cost savings initiatives; the anticipated benefits and impacts of the Vylor Separation; and the outcome of contingencies, such as litigation and environmental matters, are forward-looking statements.

Forward-looking statements and other estimates are based on certain assumptions and expectations of future events which may not be accurate or realized. Forward-looking statements and other estimates also involve risks and uncertainties, many of which are beyond our control. While the list of factors presented within section titled “Cautionary Statement Concerning Forward-Looking Statements” in the Information Statement of Vylor Inc. dated September 24, 2026, attached as Exhibit 99.1 to Vylor Inc.’s Current Report on Form 8-K filed with the SEC on September 25, 2026 (the "Information Statement") is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on our business, results of operations and financial condition. Some of the important factors that could cause our actual results to differ materially from those projected in any such forward-looking statements include: (i) failure to obtain or maintain the necessary regulatory approvals for some of the company's products; (ii) failure to successfully develop and commercialize the company's pipeline; (iii) effect of the degree of public understanding and acceptance or perceived public acceptance of the company's biotechnology and other agricultural products; (iv) failure to comply with competition and antitrust laws; (v) effect of changes in agricultural and related policies of governments and international organizations; (vi) costs of complying with evolving regulatory requirements and the effect of actual or alleged violations of environmental laws or permit requirements; (vii) effect of climate change and unpredictable seasonal and weather factors; (viii) effect of competition in our industry; (ix) a competitor’s establishment of an intermediary platform for distribution of our products; (x) risks related to recent funding and staff reductions at U.S. government agencies; (xi) risks related to geopolitical and military conflict; (xii) effect of volatility in our input costs; (xiii) risks related to our global operations; (xiv) effect of industrial espionage and other disruptions to our supply chain, information technology or network systems; (xv) risks related to environmental, litigation, and other commitments and contingencies; (xvi) impact of our dependence on third parties with respect to certain of its seed production or licenses and commercialization; (xvii) failure of our customers to pay their debts to us, including customer financing programs; (xviii) failure to effectively manage acquisitions, divestitures, alliances, restructurings, cost savings initiatives, and other portfolio actions; (xix) risks related to our use of artificial intelligence and machine learning technologies; (xx) failure to raise capital through the capital markets or short-term borrowings on terms acceptable to us; (xxi) risks related to pandemics or epidemics; (xxii) capital markets sentiment towards sustainability matters; (xxiii) our intellectual property rights or defense against intellectual property claims asserted by others; (xxiv) effect of counterfeit products; (xxv) our dependence on intellectual property cross-license agreements; (xxvi) risks related to our common stock; and (xxvii) risks related to the spin-off, including, but not limited to, whether the objectives of the spin-off will be achieved; the terms, structure, benefits and costs of any action or transaction resulting from the spin-off; any unexpected costs or expenses resulting from the spin-off process or the spin-off itself; and the impact of litigation as a result of, or relating to, the spin-off, including, but not limited to, potential liabilities arising out of state or federal fraudulent conveyance laws and legal distribution requirements.

Additionally, there may be other risks and uncertainties that Vylor is unable to currently identify or that Vylor does not currently expect to have a material impact on its business. Where, in any forward-looking statement or other estimate, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of Vylor’s management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. Vylor disclaims and does not undertake any obligation to update or revise any forward-looking statement, except as required by applicable law. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” in the Information Statement.

(d)    Exhibits

99.1	Unaudited Pro Forma Consolidated Financial Statements for Vylor as of September 30, 2026, and for the three-and-nine month periods ended September 30, 2026 and 2025
104	The cover page from the Company’s Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vylor Inc.
(Registrant)

/s/ Colleen P. Hopper

Colleen P. Hopper
Vice President, Corporate Finance and Accounting Officer

November 12, 2026